Exhibit 99.1

GoFish Corporation Completes $1.5 Million Private Placement Financing

Financing to Help Support Growth

SAN FRANCISCO--(BUSINESS WIRE)--GoFish Corporation (OTCBB: GOFH, www.gofishcorp.com), a leading online youth entertainment and media network, has completed a $1.5 Million private placement financing.

Under the terms of the financing, GoFish sold to certain accredited investors unsecured convertible original issue discount notes due June 8, 2010, with proceeds of $1.5 Million to the Company (prior to the payment of approximately $60,000 in fees related to the transaction) and related warrants to purchase an aggregate of 1,719,309 shares of the company’s common stock.

The notes, which mature on June 8, 2010, are discounted 15% from the principal amount and will be convertible into shares of GoFish common stock 181 days after the date of issuance at a conversion price of $2.06 per share, subject to anti-dilution protection. Certain affiliates of GoFish participated in the financing and acquired notes in the aggregate principal amount of $882,352.94 and warrants to purchase 862,655 shares of GoFish common stock.

Tabreez Verjee, president of GoFish, comments, “This financing will allow us to continue to implement our sales and marketing strategy.”

This press release does not constitute an offer to sell or a solicitation of an offer to buy the notes, the warrants or any shares of GoFish common stock. The notes, the warrants and the shares of GoFish common stock issuable upon conversion of the notes and exercise of the warrants have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration under or an applicable exemption from registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

About GoFish Corporation

GoFish Corporation (www.gofishcorp.com) (OTCBB: GOFH), headquartered in San Francisco with offices in Los Angeles and New York, is a leading youth entertainment and media company specializing in creating, aggregating, distributing and monetizing premium youth content on its owned and operated sites and on a large network of quality youth-focused sites for which GoFish provides exclusive ad sales services. The GoFish Network of sites reaches over 20 million unduplicated online users domestically, and over 60 million unduplicated online users worldwide. GoFish has been a pioneer in the sale of online content appealing to the hard-to-reach youth market and presently ranks as the 3rd largest kids/teens opportunity for blue-chip advertisers.*

* Source: comScore Media Metrix Digital Calculator, March 2008. Unduplicated potential reach of the GoFish Network with currently signed partners including WeeWorld.com, Miniclip.com, select channels under the Demand Media Property, and others. The Kids/Teen category has been custom-defined by GoFish Corporation and is not a standard comScore Media Metrix category.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release are generally identified by words, such as “projects,” “believes,” “anticipates,” “plans,” “expects,” “will,” and “would,” and similar expressions that are intended to identify forward-looking statements. Forward-looking statements in this press release include, without limitation, the statement that the financing will allow GoFish to continue to implement its sales and marketing strategy. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of GoFish to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. Actual events may differ materially from those mentioned in these forward-looking statements because of a number of risks and uncertainties. Discussion of factors affecting GoFish’s business and prospects is contained in GoFish’s periodic filings with the Securities and Exchange Commission. GoFish undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by the securities laws. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the GoFish’s filings with the Securities and Exchange Commission. These filings are available on a website maintained by the Securities and Exchange Commission at www.sec.gov.

Contacts

The Investor Relations Group
212-825-3210
Investor Relations:
Michael Crawford
mcrawford@investorrelationsgroup.com
or
Brett Foley
bfoley@investorrelationsgroup.com
or
Emily Hanan
ehanan@investorrelationsgroup.com
or
Media Relations:
Susan Morgenbesser
smorgenbesser@investorrelationsgroup.com
or
George H. Simpson Communications
George Simpson, 203-521-0352
george@georgesimpson.com
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